IVY FUNDS

Supplement dated July 1, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2008
and as supplemented September 4, 2008, April 8, 2009 and April 14, 2009

At a meeting held on March 26, 2009, the Board of Trustees of Ivy Funds unanimously approved the termination of the Investment Sub-Advisory Agreement between Ivy Investment Management Company (IICO) and Henderson Global Investors (North America) Inc. (Henderson), dated December 31, 2002, relating to Ivy European Opportunities Fund (Fund).  As a result, effective July 1, 2009, IICO, the Fund’s investment adviser, assumes direct investment management responsibilities of the Fund’s portfolio.  All references to Henderson where it appears in the Prospectus with respect to Ivy European Opportunities Fund are deleted.

The following information replaces the disclosure regarding the management of Ivy European Opportunities Fund in the section entitled “Portfolio Management:”

Ivy European Opportunities Fund:  Thomas A. Mengel is primarily responsible for the day-to-day management of Ivy European Opportunities Fund and has held his Fund responsibilities since July 1, 2009, when IICO assumed direct investment management responsibilities of the Fund’s portfolio from Henderson Global Investors (North America) Inc., the Fund’s former investment subadviser.  He is Senior Vice President of IICO and WRIMCO.  Mr. Mengel has been a portfolio manager for, and employee of, WRIMCO since May 1996, other than a leave from December 31, 2008 through June 30, 2009.  He is a graduate of the University of Berlin with a degree in Business, Finance and Economics.